                                                                    Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                          8 7/8% SENIOR NOTES DUE 2010
                                       AND
                   10 7/8% SENIOR SUBORDINATED NOTES DUE 2012
                                       OF
                               R.H. DONNELLEY INC.

         As set forth in the Prospectus, dated May ___, 2003 (the
"Prospectus"), of R.H. Donnelley Inc. and in the letter of transmittal, this form or one substantially similar must be used to accept Donnelley's offer to exchange all of its outstanding 8 7/8% Senior Notes due 2010 (the "Senior Outstanding Notes") for its 8 7/8% Senior Notes due 2010, which have been registered under the Securities Act of 1933 (the "Securities Act") and its outstanding 10 7/8% Senior Subordinated Notes due 2012 (the "Senior Subordinated Outstanding Notes" and together with the Senior Outstanding Notes, the "Outstanding Notes") for its 10 7/8% Senior Subordinated Notes due 2012, which have been registered under the Securities Act, if certificates for the Outstanding Notes are not immediately available or if the Outstanding Notes, the letter of transmittal or any other required documents cannot be delivered to the exchange agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus). This form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mailed to the exchange agent as indicated below.

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        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
 ON ______________, 2003, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").
            TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME
                   PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.
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                                   DELIVER TO:

                              THE BANK OF NEW YORK,
                                 EXCHANGE AGENT

By Registered or Certified Mail:         By Hand or Overnight Delivery:          Facsimile Transmission Number:
     The Bank of New York                     The Bank of New York              (For Eligible Institutions Only)
        101 Barclay Street                     101 Barclay Street                        (212) 298-1915
        7 East                                       7 East
    New York, New York 10286              New York, New York 10286
    Reorganization Unit                   Reorganization Unit
    Attention: Mr. Bernard Arsenec        Attention: Mr. Bernard Arsenec          Confirm Receipt of Facsimile
                                                                                          by Telephone:
                                                                                         (212) 815-5098


     DELIVERY OF THIS NOTICE TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the letter of transmittal to be used to tender Outstanding Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the letter of transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to R.H. Donnelley Inc., upon the terms and subject to the conditions set forth in the Prospectus and the letter of transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, Outstanding Notes pursuant to guaranteed delivery procedures set forth in Instruction 1 of the letter of transmittal.

         The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the Exchange Offer may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

         All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Senior Outstanding Notes               Principal Amount of Senior Outstanding Notes
(if available)


-----------------------------------------------------         ----------------------------------------------------------
Principal Amount of Senior Outstanding Notes Tendered         Signature(s)


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Dated:                                                        If Senior Outstanding Notes will be delivered by
                                                              book-entry transfer at the Depository Trust
                                                              Company, Depository Account No.:


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Certificate No(s). for Senior Subordinated Outstanding        Principal Amount of Senior Subordinated
Notes (if available)                                          Outstanding Notes



-----------------------------------------------------         ----------------------------------------------------------
Principal Amount of Senior Subordinated Outstanding           Signature(s)
Notes Tendered


-----------------------------------------------------         ----------------------------------------------------------
Dated:                                                        If Senior Subordinated Outstanding Notes will be
                                                              delivered by book-entry transfer at the Depository
                                                              Trust Company, Depository Account No.:


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This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates of Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

For Senior Outstanding Notes:

Name(s):
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Capacity:
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Address(es):
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Area Code and Telephone No.:
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For Senior Subordinated Outstanding Notes:

Name(s):
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Capacity:
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Address(es):
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Area Code and Telephone No.:
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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), hereby:

         (a) represents that the above named person(s) own(s) the Outstanding Notes to be tendered within the meaning of Rule 14e-4 under the Exchange Act;

         (b) represents that such tender of Outstanding Notes complies with Rule 14e-4 under the Exchange Act; and

         (c) guarantees that delivery to the exchange agent of certificates for the Outstanding Notes to be tendered, proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the exchange agent's account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the prospectus), with delivery of a properly completed and duly executed (or manually signed facsimile) letter of transmittal with any required signatures and any other required documents, will be received by the exchange agent at one of its addresses set forth above within three New York Stock Exchange trading days after the Expiration Date.

     I HEREBY ACKNOWLEDGE THAT I MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TO BE TENDERED TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO ME.

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                    Name of Firm                                           Authorized Signature


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                       Address                                                    Title

                                                              Name:
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                       Zip Code                                          (Please Type or Print)


Area Code and Telephone No.:                                  Dated:
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 NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM; OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.